UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2007

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

At a Special Meeting of Stockholders of Terex Corporation (“Terex” or the “Company”) held on July 17, 2007, the stockholders of Terex approved the amendment of the Company’s Certificate of Incorporation to increase the number of shares of common stock that Terex is authorized to issue by 150,000,000. Terex now has 300,000,000 authorized shares of common stock.

A copy of the certificate of amendment of the Company’s Certificate of Incorporation is included as Exhibit 3.1 to this Form 8-K. A copy of a press release issued by Terex with respect to the Special Meeting of Stockholders is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

3.1       Certificate of Amendment of the Certificate of Incorporation of Terex Corporation filed with the State of Delaware on July 17, 2007.

99.1     Press release of Terex Corporation issued on July 17, 2007 with respect to Special Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2007

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen
Senior Vice President,
Secretary and General
Counsel